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                                                                   Exhibit 10.3


Schedule of Material Terms of Loans secured by the Irvine, Sacramento (Horn
Road) and Tustin properties in the form of Exhibits 10.1 and 10.2


Exhibit 10.1

Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing

Loan secured by the Irvine property:

        1. Various changes substituting "Folsom" property for the "Irvine" property as a defined term

        2. There is no Tenant Improvement and Leasing Commission Reserve per Section 5 (c) of the Folsom loan in the Irvine loan

        3.      Exhibit A contains the legal description of the Irvine property

Loan secured by the Sacramento (Horn Road) property:

        1. Various changes substituting "Folsom" property for the "Sacramento (Horn Road)" property as a defined term

        2. There is no Tenant Improvement and Leasing Commission Reserve per Section 5 (c) of the Folsom loan in the Sacramento (Horn
                Road) loan

        3.      Exhibit A contains the legal description of the Sacramento (Horn
                Road) property

Loan secured by the Tustin property:

        1. Various changes substituting "Folsom" property for the "Tustin" property as a defined term

        2. There is no Tenant Improvement and Leasing Commission Reserve per Section 5 (c) of the Folsom loan in the Tustin loan

        3.      Exhibit A contains the legal description of the Tustin property


Exhibit 10.2
Deed of Trust Note for the Folsom Property


Loan secured by the Irvine property:

        1. Various changes substituting "Folsom" property for the "Irvine" property as a defined term

        2. The principal amount of the note secured by the Irvine property is $3,785,000

        3. Principal and interest payments per month per section 1 (b) are $25,105.49

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Loan secured by the Sacramento (Horn Road) property:

        1. Various changes substituting "Folsom" property for the "Sacramento (Horn Road)" property as a defined term

        2.      The principal amount of the note secured by the Sacramento (Horn
                Road) property is $1,700,000

        3. Principal and interest payments per month per section 1 (b) are $11,275.91

Loan secured by the Tustin property:

        1. Various changes substituting "Folsom" property for the "Tustin" property as a defined term

        2. The principal amount of the note secured by the Tustin property is $4,625,000

        3. Principal and interest payments per month per section 1 (b) are $30,677.11